                            AMENDING AGREEMENT NO. 3



         THIS IS AN AMENDING AGREEMENT made as of June 24, 1998 among PHILIP SERVICES CORP. as a borrower in Canada (the "CDN. BORROWER"), PHILIP SERVICES (DELAWARE), INC., as a borrower in the United States of America (the "U.S. BORROWER") and CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (the "ADMINISTRATIVE AGENT") on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


WHEREAS:

A. The Cdn. Borrower and the U.S. Borrower, as borrowers (the "BORROWERS"), the Persons from time to time parties to such agreement as lenders (the "LENDERS"), the Administrative Agent, as administrative agent for the Lenders, Bankers Trust Company, as syndication agent, Canadian Imperial Bank of Commerce and Bankers Trust Company, as co-arrangers, and Dresdner Bank Canada and Dresdner Bank AG New York Branch, as documentation agents, are parties to a credit agreement dated as of August 11, 1997 as amended by amending agreements dated as of October 31, 1997 and February 19, 1998 (collectively the "CREDIT AGREEMENT").

B. The Borrowers are in default under the Credit Agreement and have requested certain amendments to the Credit Agreement to permit the Borrowers to effect the Disposition of Intsel Southwest Limited Partnership and to obtain additional funds to finance certain short term working capital requirements of the Restricted Parties.

C. The Lenders, subject to the terms and conditions set forth in this amending agreement, have consented to the amendments to the Credit Agreement effected by this amending agreement and have authorized the Administrative Agent to execute and deliver this amending agreement to the Borrowers on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.


         NOW THEREFORE THIS AMENDING AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained in this amending agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, agree as follows:


                                   ARTICLE ONE

                                 INTERPRETATION

SECTION 1.01 ONE AGREEMENT: This amending agreement amends the Credit Agreement. This amending agreement and the Credit Agreement shall be read, interpreted, construed and have effect as, and shall


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constitute, one agreement with the same effect as if the amendments made by this amending agreement had been contained in the Credit Agreement as of the date of this amending agreement.

SECTION 1.02 DEFINED TERMS: In this amending agreement, unless something in the subject matter or context is inconsistent:

         (a) terms defined in the description of the parties or in the recitals have the respective meanings given to them in the description or recitals, as applicable; and

         (b) all other capitalized terms have the respective meanings given to them in the Credit Agreement as amended by Article Two of this amending agreement.

SECTION 1.03 HEADINGS: The headings of the Articles and Sections of this amending agreement are inserted for convenience of reference only and shall not affect the construction or interpretation of this amending agreement.

SECTION 1.04 REFERENCES: All references to Articles and Sections, unless otherwise specified, are to Articles and Sections of the Credit Agreement.


                                   ARTICLE TWO

                                   AMENDMENTS


SECTION 2.01 DEFINITIONS: Section 2.01 of the Credit Agreement is amended by adding the following definitions to such Section in the appropriate alphabetical order:

         "DISCLOSED MATTERS" shall mean (a) those matters disclosed to the Lenders by KPMG Investigation and Security Inc. in its reports to the Lenders, (b) those matters disclosed in note 3 and note 18 to the December 31, 1997 audited annual financial statements of the Cdn. Borrower attached to the May 15, 1998 Form 10-K/A filed by the Cdn. Borrower with the United States Securities and Exchange Commission, and
         (c) the default by Philip Enterprises Inc. in payment of amounts in aggregate in excess of U.S. $10,000,000 owed to CIBC Trust Company relative to an inventory monetization program as disclosed in a letter to the Administrative Agent from the Cdn. Borrower.

         "INSOLVENCY EVENTS OF DEFAULT" shall mean those Events of Default described in subsections 9.01(i), (j), (k), (l) and (m) and "INSOLVENCY EVENT OF DEFAULT" shall mean any one of the Insolvency Events of Default.

         "INTSEL PURCHASE AND SALE AGREEMENT" shall mean the stock purchase agreement dated as of June 24, 1998 between Metals USA, Inc., as buyer, Philip Metals (USA) Inc., as seller, Philip Services Corp. and Philip Enterprises Inc. setting forth the agreement of such parties with respect to the Intsel Sale.

         "INTSEL SALE" shall mean the sale by Philip Metals (USA) Inc. to Metals USA, Inc. of all of the shares of each of Philip Metals (Delaware) Inc. and PEN Metals (Delaware) Inc. (which corporations constitute all of the partners of Intsel Southwest Limited Partnership) in accordance with the terms and provisions of the Intsel Purchase and Sale Agreement.

         "INTSEL SALE CLOSING DATE" shall mean the date of the closing of the Intsel Sale.

         "INTSEL SALE PROCEEDS" shall mean the aggregate purchase price payable by Metals USA, Inc. under the Intsel Purchase and Sale Agreement net of any bona fide direct costs incurred by Philip Metals (USA) Inc. in completing the closing of the Intsel Sale.

         "INTSEL SALE PROCEEDS DISTRIBUTION AMOUNT" shall mean that portion of the Intsel Sale Proceeds equal to the amount by which (a) the Intsel Sale Proceeds exceeds (b) the Intsel Sale Proceeds Retention Amount.

         "INTSEL SALE PROCEEDS RETENTION AMOUNT" shall mean U.S. $60,000,000 of the Intsel Sale Proceeds.

         "PERMITTED LC FACILITY" shall have the meaning specified in paragraph 8.02(a)(ix).

         "PERMITTED LC FACILITY CASH COLLATERAL SECURITY" shall have the meaning specified in paragraph (z) of Schedule 6.

         "RELEASE DATES" shall have the meaning specified in Section 6.07 and "RELEASE DATE" shall mean any one of the Release Dates.

         "RELEASE TERMINATION DATE" shall mean the first date on which any of the following occurs:

                  (a)      an Insolvency Event of Default;

                  (b) the Administrative Agent having received written notice from the Required Lenders that an event has occurred, or a circumstance exists, which event or circumstance, in the opinion of such Lenders, (i) was not known by such Lenders on June 24, 1998, and (ii) has had, or has had or would have a reasonable likelihood of having, a Material Adverse Effect; or

                  (c) the Commitments being cancelled pursuant to the provisions of Section 9.02.

SECTION 2.02 REDUCTION IN LIMIT OF THE CREDIT: Effective as of June 24, 1998 the limit of the Credit was permanently reduced by U.S. $300,000,000 from U.S. $1,500,000,000 to U.S. $1,200,000,000 with such reduction in the limit of the Credit to be apportioned among the Tranches and within the Tranches as instructed by the Required Lenders. Such U.S. $300,000,000 reduction in the limit of the Credit will be allocated, effective immediately following the allocation and application of the Intsel Sale Proceeds Distribution Amount to repayment of outstanding Accommodation in accordance with Section 4.07, to each Lender's Commitment under each of the Tranches in the amounts indicated in Exhibit A to this amending agreement so that, immediately after such allocation on such date, the amount of each Lender's Commitment under each Tranche will be the amount indicated in Exhibit A to this amending agreement.

SECTION 2.03 INTEREST ON LOANS: Section 3.01 of the Credit Agreement is amended by changing the words "...


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The Applicable Interest Pricing Adjustment ..." in the twelfth and fourteenth lines of such Section to read "... Subject to the last sentence of this Section, the Applicable Interest Pricing Adjustment ...", and by adding the following sentence at the end of such Section:

         "Notwithstanding any other provision of this Section, from and after July 15, 1998 the Applicable Interest Pricing Adjustment under this Section for Prime Rate Loans, U.S. Base Rate Loans and U.S. Reference Rate Loans will be 175 bps and the Applicable Interest Pricing Adjustment under this Section for LIBOR Loans will be 275 bps."

SECTION 2.04 FEES FOR BANKERS' ACCEPTANCES AND BA EQUIVALENT NOTES: Section 3.09 of the Credit Agreement is amended by changing the words "... The Applicable Stamping Fee ..." in the eighth, ninth and tenth lines of such Section to read "... Subject to the last sentence of this Section, the Applicable Stamping Fee
 ...", and by adding the following sentence at the end of such Section:

         "Notwithstanding any other provision of this Section, from and after July 15, 1998 the Applicable Stamping Fee will be 275 bps."

SECTION 2.05 FEES FOR LETTERS OF CREDIT: Section 3.10 of the Credit Agreement is amended by changing the words "... The Applicable LC Fee Pricing Rate ..." in the fourteenth, fifteenth and sixteenth lines of such Section to read "... Subject to the last sentence of this Section, the Applicable LC Fee Pricing Rate
 ...", and by adding the following sentence at the end of such Section:

         "Notwithstanding any other provision of this Section, from and after July 15, 1998 the Applicable LC Fee Pricing Rate will be 275 bps."

SECTION 2.06 STANDBY FEE: Section 3.11 of the Credit Agreement is amended by changing the words "... The Applicable Standby Fee Pricing Rate ..." in the seventh line of such Section to read "... Subject to the last sentence of this Section, the Applicable Standby Fee Pricing Rate ...", and by adding the following sentence at the end of such Section:

         "Notwithstanding any other provision of this Section, from and after July 15, 1998 the Applicable Standby Fee Pricing Rate will be 145 bps."

SECTION 2.07 REPAYMENTS: Article Four of the Credit Agreement is amended by adding the following Section at the end of such Article:

         "4.07    REPAYMENTS FROM INTSEL SALE PROCEEDS

                  The Borrowers shall pay to the Administrative Agent on the Intsel Sale Closing Date an amount equal to the Intsel Sale Proceeds Distribution Amount and:

                  (a) first, such amount shall be allocated by the Administrative Agent to each of the Tranches (that is to each of Tranches 1, 2 and 3, the LC Line and each of the Operating Lines) on a pro rata basis (with the amount to be allocated to each such Tranche (with respect to each Tranche, its "ALLOCATED AMOUNT") being an amount equal to the Intsel Sale Proceeds Distribution Amount multiplied by a fraction (x) the numerator of which is aggregate principal amount of Accommodation outstanding under such Tranche at the time of such allocation, and (y) the denominator of which is the aggregate principal amount of Accommodation outstanding under all of the Tranches at the time of such allocation); and

                  (b) then immediately following the allocation referred to in subsection 4.07(a):

                            (i) the Allocated Amount for each of Tranches 1, 2, and 3, shall be applied to repay outstanding Accommodation under such Tranche so that, to the extent possible, immediately after such repayment, the principal amount of outstanding Accommodation from each Lender under such Tranche is pro rata (based on the respective Commitments of each of the Lenders under such Tranche) with the principal amount of outstanding Accommodation from all of the Lenders under such Tranche; and

                           (ii) immediately following the repayment referred to in paragraph 4.07(b)(i), the balance of the Allocated Amount for each of Tranches 1, 2, and 3, if any, shall be applied to repay outstanding Accommodation under such Tranche from all of the Lenders under such Tranche pro rata (based on the principal amount of Accommodation then outstanding from each Lender under such Tranche); and

                           (iii) the Allocated Amount for the LC Line and each of the Operating Lines shall be applied to the repayment of outstanding Accommodation from all of the Lenders under such Tranche pro rata (based on the principal amount of Accommodation then outstanding from each Lender under such Tranche) (and which repayment, for greater certainty, would include depositing funds with the Cdn. LC Issuer pursuant to the LC Line repayment mechanism referred to in
                                    Section 5.06)."

SECTION 2.08 MANNER OF REPAYMENT UNDER THE LC LINE: Article Five of the Credit Agreement is amended by adding the following Section at the end of such Article:

         "5.06    CERTAIN REPAYMENTS UNDER THE LC LINE

                  Any amount to be applied to repayment of outstanding Letters of Credit under the LC Line (as opposed to outstanding Loans or reimbursement obligations under the LC Line) will be paid to the Cdn. LC Issuer and such amount (together with interest on such amount) shall be held by the Cdn. LC Issuer to be applied in payment of the liability of the Borrowers pursuant to subsection 2.06(3) or otherwise in respect of outstanding Letters of Credit so long as the LC Issuers or either of them has or may in any circumstance have any liability under any Letter of Credit or Letters of Credit in an aggregate amount equal to or greater than such repayment amount, and shall bear interest for such terms as are selected from time to time by the Cdn. LC Issuer at the wholesale money market rate of the Cdn. LC Issuer for deposits of similar currency, amounts and maturities. Any balance of such funds and interest remaining at such time as the LC Issuers do not have any actual or contingent liability under any Letter of Credit shall be paid to the Administrative Agent to be paid to the Lenders in accordance with Section 9.03 or in such other manner as the Required Lenders may direct. In addition, at any time that a Letter of Credit expires or is cancelled, such portion of such funds, if any, which are in excess of the maximum aggregate liability of the LC Issuers under all remaining outstanding Letters of Credit shall be paid to the Administrative Agent to be paid to the Lenders in accordance with Section 9.03 or in such other manner as the Required Lenders may direct."

SECTION 2.09 SECURITY: Article Six of the Credit Agreement is amended by adding the following Sections at the end of such Article:

         "6.07    INTSEL SALE PROCEEDS

                  The Borrowers will insure that the entire Intsel Sale Proceeds are delivered directly by Metals USA, Inc. to the Administrative Agent for the account of the Administrative Agent and the Lenders on the Intsel Sale Closing Date. The Administrative Agent will place that portion of such Intsel Sales Proceeds equal to the Intsel Sale Proceeds Retention Amount in an account maintained by and titled in the Administrative Agent for the benefit of the Administrative Agent and the Lenders under conditions that such amount will be held and dealt with by the Administrative Agent in accordance with the provisions of this Section. The Administrative Agent will pay and apply the balance of such Intsel Sale Proceeds (namely the Intsel Sale Proceeds Distribution Amount) in the manner provided for in Section 4.07. While held by the Administrative Agent in the above referenced account, title to the Intsel Sale Proceeds Retention Amount, and interest thereon, will remain with the Administrative Agent for the benefit of the Administrative Agent and the Lenders and the interest of the Borrowers and any other Restricted Parties, if any, in and to the Intsel Sale Proceeds Retention Amount and interest thereon will be subject to the Lien of the Security and to all of the rights and remedies set forth in the Security. Unless and until the Release Termination Date has occurred, and subject to fulfilment of the conditions precedent referred to in Section 6.08, the Administrative Agent will release from the above referenced account, and will deliver to or as directed by the Borrowers, on each of the dates specified in Schedule 28 (the "RELEASE DATES"), that portion of the Intsel Sale Proceeds Retention Amount then remaining in such account equal to the amount (the "RELEASED AMOUNT") set forth in Schedule 28 with respect to such Release Date. On, but not before, delivery of any Released Amount to the Borrowers, title to such Released Amount will pass from the Administrative Agent to the Borrowers. All Released Amounts shall only be used by the Borrowers for those purposes set forth in Schedule 28 with respect to such applicable Released Amount. For greater certainty, from and after the Release Termination Date, no Restricted Party shall be entitled to receive any further amounts still held in the above referenced account all of which amounts shall be retained by and titled in the Administrative Agent and, to the extent of the interest of the Borrowers and any other Restricted Parties, shall continue to be subject to the Security and, on request of the Required Lenders, shall be paid by the Administrative Agent to the Lenders in the manner provided for in Section 4.07.

         6.08    CONDITIONS PRECEDENT TO RELEASE OF PROCEEDS


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                  The Administrative Agent shall not be obliged to release any portion of the Intsel Sales Proceeds Retention Amount to the Borrowers under Section 6.07 unless all of the following have occurred and/or are true:

                  (a) all of the outstanding accounts of Blake, Cassels & Graydon (and their agents), White & Case (and their agents), KPMG Investigation and Security Inc. and KPMG Chartered Accountants have been paid at or prior to the date of such release of such Released Amount (or are paid from the proceeds of such Released Amount);

                  (b) the escrow account referred to in subsection 8.01(ab) has been established, the initial U.S. $250,000 contribution has been made (or is made from the proceeds of such Released Amount) to such account and any subsequent contributions required to have been made to such account prior to such Release Date pursuant to the provisions of subsection 8.01(ac) have been made or are made from the proceeds of such Released Amount;

                  (c) the Administrative Agent shall have received with respect to such Released Amount a certificate of the Cdn. Borrower signed by its President and Chief Executive Officer:

                           (i) detailing the purposes for which such Released Amount will be used; and

                           (ii) certifying that (except for financial assurances provided by the Restricted Parties to Governmental Authorities or to bonding or insurance companies in the ordinary course of business for the purpose of carrying on the same) no funds, securities or other property is being held under any trust or other arrangement by any Person on behalf of or for the benefit of (x) the Restricted Parties or any of their Subsidiaries or (y) any of the advisors or agents of the Restricted Parties acting on behalf of or for the benefit of any of the Restricted Parities or any of their Subsidiaries or (z) any of the officers or directors of any of the Restricted Parties or any of their Subsidiaries; and

                  (d) the Release Termination Date shall not have occurred on or prior to the applicable Release Date.

         6.09 POSTPONEMENT OF LIEN OF SECURITY IN PERMITTED LC CASH COLLATERAL SECURITY

                  The Lien of the Security in the cash collateral constituting the Permitted LC Facility Cash Collateral Security will be subordinate to the prior rights of the issuer of the standby letters of credit under the Permitted LC Facility to such cash collateral as security for the liabilities of the Cdn. Borrower with respect to such standby letters of credit, and the Administrative Agent will execute and deliver such acknowledgements and agreements of postponement and subordination relative to the Permitted LC Facility Cash Collateral Security as may be necessary or desirable in the opinion of the Administrative Agent to evidence such subordination."

SECTION 2.10 POSITIVE COVENANTS: Section 8.01 of the Credit Agreement is amended by renumbering subsection 8.01(aa) as subsection 8.01(y) and by adding the following subsections at the end of such Section:

         "(z) Monthly Financial Statements. With respect to each month beginning with the month of July 1998, deliver to the Administrative Agent, on or before the 30th day following the end of such month where such month is not the last month of a Financial Quarter, and on or before the 45th day following the last day of such month where such month is the last month of a Financial Quarter, the unaudited monthly consolidated balance sheet, and the unaudited monthly consolidating balance sheets, of the Restricted Parties as of the last day of such month together with the related unaudited consolidated statement, and unaudited consolidating statements, of earnings, changes in financial position and shareholders' equity of the Restricted Parties for such month.

         (aa) Rolling 13 Week Cash Flows. Deliver to the Administrative Agent by the Wednesday of every other week (the "SUBJECT WEEK"), beginning with Wednesday July 15, 1998 for the Subject Week beginning Monday July 13, 1998, a weekly cash flow summary and cash flow projection in the form presented by the Cdn. Borrower to the Lenders at the June 17, 1998 Lenders' meeting for the 13 week period which commences with and includes the Subject Week.

         (ab) Establishment of Escrow Account for Advisors' Fees and Disbursements. Immediately deliver to Blake, Cassels & Graydon U.S. $250,000 to be held by Blake, Cassels & Graydon in an interest bearing trust account on terms which will permit Blake, Cassels & Graydon to pay funds out of such account at the direction of the Administrative Agent to pay outstanding fees and disbursements of the advisors to the Administrative Agent and the Lenders and the agents of such advisors or to finance disbursements (such as registration or filing fees) to be incurred by any of the advisors to the Administrative Agent and the Lenders or the agents of such advisors in the performance of their services for the Administrative Agent and the Lenders.

         (ac) Replenishing Escrow Account for Advisors' Fees and Disbursements. Immediately following receipt, at any time and from time to time, of notice from Blake, Cassels & Graydon that the amount in the escrow account referred to in subsection 8.01(ab) is equal to or less than U.S. $50,000, deliver to Blake, Cassels & Graydon for deposit in such escrow account sufficient funds to increase the amount in such escrow account to U.S. $250,000."


SECTION 2.11 NEGATIVE COVENANTS - DEBT: Subsection 8.02(a) of the Credit Agreement is amended by deleting the word "and" at the end of paragraph 8.02(a)(vii), changing the "." at the end of paragraph 8.02(a)(viii) to read "; and", and adding the following paragraph at the end of such subsection:

         "(ix) standby letters of credit in an aggregate amount of not more than U.S. $20,000,000 issued for the account of the Cdn. Borrower (to provide credit support to suppliers of the North American metals business of the Restricted Parties) by a Person who is a Lender pursuant to a standby letter of credit facility (the "PERMITTED LC FACILITY") established outside of this Agreement, provided that the debts and liabilities of the Cdn. Borrower under such standby letter of credit facility are unsecured except for the Permitted LC Facility Cash Collateral Security."

SECTION 2.12 STANDSTILL RESPECTING CERTAIN ACTIVITIES: Section 8.02 of the Credit Agreement is amended by adding the following subsection at the end of such Section:

         "(v) Additional Standstill Respecting Certain Activities. Notwithstanding any other provision of this Agreement, at any time between June 24, 1998 and September 30, 1998, without the prior written consent of the Required Lenders, take any action which would create any material liability, involve a Disposition of property (other than Dispositions approved by the Required Lenders (including the Intsel Sale) or ordinary course Dispositions of inventory or obsolete or worn out equipment made in compliance with the provisions of paragraph 8.02(d)(i)) or involve the creation of any Lien (other than the Permitted Liens referred to in paragraphs (y) and (z) of
                  Schedule 6), and in particular and without limitation each of the Borrowers agrees not to, and to cause each of the other Restricted Parties not to, directly or indirectly:

                             (i) create, incur, assume or suffer or permit to exist any new or additional Debt under any existing Purchase Money Obligation or Capitalized Lease Obligation or create, incur, assume or suffer or permit to exist any new or additional Purchase Money Obligation or Capitalized Lease Obligation;

                            (ii) create, incur, assume or suffer or permit to exist any new or additional Debt under any existing operating leases or enter into any new or additional material operating leases other than motor vehicle and equipment operating leases entered into by the applicable Restricted Party in the ordinary course of business for the purpose of carrying on the same and on fair and reasonable terms in accordance with customary trade practice;

                           (iii) create, incur, assume or suffer or permit to exist any new or additional Permitted Indebtedness or create, incur, assume or suffer or permit to exist any new or additional Additional Debt;

                            (iv) enter into any transaction of amalgamation or consolidation or merger or implement or effect or consent to any reorganization or liquidate, wind-up or dissolve itself (or suffer any liquidation, winding-up or dissolution or any proceedings therefor) or continue itself under the laws of any other statute or jurisdiction or effect any name change;

                             (v) make any Disposition (which would include any further securitizations or monetizations that would otherwise have been permitted under paragraph 8.02(d)(iv)) other than

                                    Dispositions permitted under paragraph
                                    8.02(d)(i) and other than the Intsel Sale;

                            (vi) make any new or additional Investments in or provide any new or additional Financial Assistance to any Person which is not a Wholly Owned Restricted Party which has provided and perfected all Security required to be provided by it under this Agreement or any other Credit Document (the Cdn. Borrower acknowledging that none of the Restricted Parties in the United Kingdom have provided the Security required to be provided by them under this Agreement);

                           (vii) effect any new or additional sale and leaseback transactions (including any further sales to National City Leasing Corporation which would otherwise have been permitted under paragraph 8.02(s)(iii));

                           (viii) make any Acquisition (other than the completion of acquisitions of real property to which the Restricted Parties are committed as of June 24, 1998 for an aggregate purchase price for all such acquisitions of not more than U.S. $3,200,000); or

                           (ix) make any payment (a) of any dividends on any shares of the Cdn. Borrower, (b) on account of, or for the purpose of setting apart any property for a sinking or other analogous fund for, the purchase, redemption, retirement or other acquisition of any shares of any Restricted Party or any warrants, options or rights to acquire any such shares, or the making by any Restricted Party of any other distribution in respect of any shares of its capital, or (c) of any principal of or interest or premium on or of any amount in respect of a sinking or analogous fund or defeasance fund for any indebtedness or liability of any Restricted Party ranking in right of payment subordinate to any liability of such Person under the Credit Documents."

SECTION 2.13 SCHEDULES: Schedule 6 (Permitted Liens) is amended by adding the following paragraphs at the end of such Schedule:

         "(y) Liens granted by a Restricted Party to secure its obligations under an indemnity agreement provided by such Restricted Party to a bonding or insurance company provided that (i) such indemnity agreement imposes liability on such Restricted Party only to the extent of payments made by such bonding or insurance company under a bid bond or performance bond issued by such bonding or insurance company in support of such Restricted Party's bid for, or performance under, an industrial services contract (a "BONDED CONTRACT") which such Restricted Party is bidding for or has entered into in the ordinary course of its business, (ii) such indemnity agreement and the Lien granted in support thereof are on ordinary commercial terms consistent with those entered into by other Persons in the same or similar businesses as those of the applicable Restricted Party, (iii) such Lien does not secure any indebtedness or liabilities of any Restricted Party other than the indebtedness and liabilities arising under the applicable indemnity agreement in connection with the applicable Bonded Contract, (iv) such Lien only creates a Lien in, and does not extend to any property other than, the applicable Bonded Contract, amounts payable under the Bonded Contract or from subcontractors under the Bonded Contract and equipment and materials located on the site where the work is to be performed under the applicable Bonded Contract, (v) the property subject to such Lien is subject to a valid perfected Lien under the Security and the Restricted Party providing such Lien has executed and delivered all Security required to be executed and delivered by it under the Credit Agreement, and (vi) such Lien has been fully postponed and subordinated to the Lien of the Security pursuant to a written postponement and subordination agreement in form, scope and substance satisfactory to the Administrative Agent.

         (z) cash collateral security given to the issuer of the letters of credit under the Permitted LC Facility provided that (i) the aggregate amount of such cash collateral security shall not exceed U.S. $20,000,000 (together with interest accrued thereon), (ii) such cash collateral security will only secure the debts and liabilities of the Cdn. Borrower to the issuer of such letters of credit with respect to such letters of credit, (iii) such cash collateral security will be funded solely from the proceeds of Released Amounts released to the Borrowers for such purpose pursuant to Section 6.07, and (iv) the cash collateral held as such cash collateral security shall be subject to the Lien of the Security subject only to the Lien of the issuer of the letters of credit in such cash collateral security (such cash collateral security being the "PERMITTED LC FACILITY CASH COLLATERAL SECURITY")."

and Exhibit B to this amending agreement is added as Schedule 28 to the Credit Agreement.


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

SECTION 3.01 CONFIRMATION OF REPRESENTATIONS: Each of the Borrowers represents and warrants that, as at the date of this amending agreement and assuming that the amendments made to the Credit Agreement by this amending agreement have become effective, no Insolvency Event of Default has occurred and is continuing and, subject to the Disclosed Matters, the representations and warranties contained in Article Seven of the Credit Agreement are true and correct.


                                  ARTICLE FOUR

                                     GENERAL

SECTION 4.01 CONFIRMATION: The Credit Agreement, as amended by this amending agreement, is hereby confirmed by the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates.

SECTION 4.02 BINDING NATURE: This amending agreement shall enure to the benefit of and be binding upon the Borrowers, the Administrative Agent, the Lenders, the Other Agents, their respective Eligible Affiliates and their respective successors and permitted assigns.

SECTION 4.03 CONFLICTS: If, after the date of this amending agreement, any provision of this amending agreement is inconsistent with any provision of the Credit Agreement, the relevant provision of this amending agreement shall prevail.

SECTION 4.04 ACKNOWLEDGEMENT AND NO WAIVERS: The Borrowers acknowledge that Defaults have occurred and are continuing under the Credit Agreement including, without limitation, (a) an Event of Default under subsection 9.01(c) of the Credit Agreement because the Cdn. Borrower is not in compliance with the Interest Coverage Ratio requirements of subsection 8.03(a) of the Credit Agreement, and (b) an Event of Default under subsection 9.01(g) of the Credit Agreement because of the default by Philip Enterprises Inc. in payment of amounts in aggregate in excess of U.S. $10,000,000 owed to CIBC Trust Company relative to an inventory monetization program. Nothing in this amending agreement waives or shall be deemed to waive any Default or Event of Default or any right, entitlement, privilege, benefit or remedy which the Administrative Agent, the Other Agents or the Lenders may have now or at any time in the future as a result of or in connection with any such Default or Event of Default.

SECTION 4.05 LAW OF CONTRACT: This amending agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and of the laws of Canada applicable in the Province of Ontario.

SECTION 4.06 COUNTERPART AND FACSIMILE: This amending agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this amending agreement by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this amending agreement by such party.


         IN WITNESS OF WHICH the Borrowers and the Administrative Agent, on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates, have executed this amending agreement as of the date indicated on the first page of this amending agreement.


                                                PHILIP SERVICES
PHILIP SERVICES CORP.                           (DELAWARE), INC.


by:                                             by:
        name:                                          name:
        title:                                         title:


by:                                             by:

        name:                                          name:
        title:                                         title:



CANADIAN IMPERIAL BANK OF
COMMERCE (in its capacity
as Administrative Agent)


by:
        name:
        title:


by:
        name:
        title:



                        ACKNOWLEDGEMENT AND CONFIRMATION


         Each of the undersigned consents to the above referenced amendments to the Credit Agreement and to the Borrowers, the Administrative Agent (on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates) entering into this amending agreement and acknowledges and agrees that all of the guarantees and security delivered by it to or for the benefit of any one or more of the Administrative Agent and the Lenders (including any such guarantees and security delivered by it to Canadian Imperial Bank of Commerce as security agent) in connection with, or otherwise applicable to, the debts and liabilities of itself or either one or both of the Borrowers to any one or more of the Administrative Agent, the Lenders, the Other Agents and their respective Eligible Affiliates under, in connection with or with respect to any one or more of the Credit Agreement, the other Credit Documents and the Lender/Borrower Hedging Arrangements are hereby ratified and confirmed and remain in full force and effect notwithstanding the entering into of this amending agreement by the Borrowers, the Administrative Agent (on behalf of itself, the Lenders, the Other Agents and their respective Eligible Affiliates) and notwithstanding the amendments to the Credit Agreement effected by this amending agreement.

         This acknowledgement and confirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page to this acknowledgement and confirmation by any party by facsimile transmission shall be as effective as delivery of a manually executed copy of this acknowledgement and confirmation by such party.

         IN WITNESS OF WHICH each of the undersigned have executed this acknowledgement and confirmation as of the date referred to on the first page of this amending agreement.


                           LUNTZ CORPORATION

                           LUNTZ ACQUISITION (DELAWARE) CORPORATION

                           21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC.

                           21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF NEVADA

                           21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF PUERTO RICO

                           21ST CENTURY ENVIRONMENTAL MANAGEMENT, INC. OF RHODE ISLAND

                           CHEMICAL POLLUTION CONTROL, INC. OF FLORIDA - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY

                           CHEMICAL POLLUTION CONTROL, INC. OF NEW YORK - A 21ST CENTURY ENVIRONMENTAL MANAGEMENT COMPANY

                           NORTHLAND ENVIRONMENTAL, INC.

                           RESI ACQUISITION (DELAWARE) CORPORATION

                           CHEM-FREIGHT, INC.

                           REPUBLIC ENVIRONMENTAL RECYCLING (NEW JERSEY), INC.

                           REPUBLIC ENVIRONMENTAL SYSTEMS (PENNSYLVANIA), INC.

                           REPUBLIC ENVIRONMENTAL SYSTEMS (TECHNICAL SERVICES GROUP), INC.

                           REPUBLIC ENVIRONMENTAL SYSTEMS (TRANSPORTATION GROUP), INC.

                           PHILIP ENTERPRISES INC./LES ENTREPRISES PHILIP INC.

                           PHILIP ANALYTICAL SERVICES CORPORATION

                           PHILIP ENVIRONMENTAL (ATLANTIC) LIMITED

                           PHILIP ENVIRONMENTAL (ELMIRA) INC.

                           PHILIP ENVIRONMENTAL SERVICES LIMITED

                           PHILIP INVESTMENT CORP.

                           PSC/IML ACQUISITION CORP.

                           RECYCLAGE D'ALUMINIUM QUEBEC INC./QUEBEC ALUMINUM RECYCLING INC.

                           1195613 ONTARIO INC.

                           1233793 ONTARIO INC.

                           842578 ONTARIO LIMITED

                           COUSINS WASTE CONTROL CORPORATION

                           D & L, INC.

                           INTERMETCO U.S., INC.

                           BUTCO, INC.

                           ALLTIFT, INC.

                           INTERMETCO U.S.A. LTD.

                           GEORGIA TUBULAR PRODUCTS, INC.

                           NORTRU, INC.

                           ALLWORTH, INC.

                           CHEMICAL RECLAMATION SERVICES, INC.

                           PHILIP RECLAMATION SERVICES, HOUSTON, INC.

                           SOUTHEAST ENVIRONMENTAL SERVICES COMPANY, INC.

                           CYANOKEM INC.

                           RHO-CHEM CORPORATION

                           SESSA, S.A. DE C.V.

                           THERMALKEM INC.

                           PEN METALS (DELAWARE), INC.

                           PHILIP ENVIRONMENTAL OF IDAHO CORPORATION

                           PHILIP ENVIRONMENTAL (WASHINGTON) INC.

                           BURLINGTON ENVIRONMENTAL INC. [DELAWARE]

                           BURLINGTON ENVIRONMENTAL INC. [WASHINGTON]

                           RESOURCE RECOVERY CORPORATION

                           TERMCO CORPORATION

                           GASOLINE TANK SERVICE COMPANY, INC.

                           UNITED DRAIN OIL SERVICE, INC.

                           PHILIP ENVIRONMENTAL SERVICES CORPORATION

                           SOLVENT RECOVERY CORPORATION

                           PHILIP INDUSTRIAL SERVICES (USA), INC.

                           PHILIP INDUSTRIAL SERVICES GROUP, INC.

                           ALRC, INC.

                           APLC, INC.

                           ALLWASTE ASBESTOS ABATEMENT HOLDINGS, INC.

                           ALLWASTE ASBESTOS ABATEMENT, INC.

                           ALLWASTE ASBESTOS ABATEMENT OF NEW ENGLAND, INC.

                           ONEIDA ASBESTOS REMOVAL, INC.

                           ONEIDA ASBESTOS ABATEMENT INC.

                           PHILIP ENVIRONMENTAL SERVICES, INC.

                           ACE/ALLWASTE ENVIRONMENTAL SERVICES OF INDIANA, INC.

                           ALL SAFETY AND SUPPLY, INC.

                           PHILIP SCAFFOLD CORPORATION

                           ALLSCAFF, INC.

                           ALLWASTE ENVIRONMENTAL SERVICES/NORTH CENTRAL, INC.

                           PHILIP SERVICES/OHIO, INC.

                           PHILIP WEST INDUSTRIAL SERVICES, INC.

                           PHILIP TRANSPORTATION AND REMEDIATION, INC.

                           PHILIP SERVICES/SOUTH CENTRAL, INC.

                           PHILIP SERVICES/SOUTHWEST, INC.

                           PHILIP SERVICES HAWAII, LTD.

                           ALLWASTE SERVICIOS INDUSTRIALES DE CONTROL ECOLOGICO S.A. DE C.V.

                           ALLWASTE TANK SERVICES S.A. DE C.V.

                           ALLWASTE TEXQUISITION, INC.

                           CALIGO DE MEXICO, S.A. DE C.V.

                           PHILIP AUTOMOTIVE, LTD.

                           INDUSTRIAL CONSTRUCTION SERVICES COMPANY, INC.

                           J.D. MEAGHER/ALLWASTE, INC.

                           JAMES & LUTHER SERVICES, INC.

                           JESCO INDUSTRIAL SERVICES, INC.

                           PHILIP OIL RECYCLING, INC.

                           PHILIP INDUSTRIAL SERVICES OF TEXAS, INC.

                           PHILIP SERVICES/LOUISIANA, INC.

                           PHILIP MID-ATLANTIC, INC.

                           PHILIP SERVICES/MISSOURI, INC.

                           PHILIP SERVICES/MOBILE, INC.

                           PHILIP SERVICES/NORTH ATLANTIC, INC.

                           PHILIP SERVICES/NORTH CENTRAL, INC.

                           PHILIP SERVICES/OKLAHOMA, INC.

                           PHILIP PLANT SERVICES, INC.

                           PHILIP SERVICES/ATLANTA, INC.

                           BEC/PHILIP, INC.

                           PHILIP/WHITING, INC.

                           ALLWASTE OF CANADA LTD.

                           CALIGO RECLAMATION LTD.

                           ALLWASTE TANK CLEANING, INC.

                           ALLWASTE RAILCAR CLEANING, INC.

                           ALLWASTE RECOVERY SYSTEMS, INC.

                           PSC ENTERPRISES, INC.

                           ALLIES STAFFING, INC.

                           ALLIES STAFFING LTD.

                           ALLQUEST CAPITAL, INC.

                           PHILIP METALS (DELAWARE), INC.

                           INTSEL SOUTHWEST LIMITED PARTNERSHIP

                           PHILIP METALS INC.

                           PHILIP METALS RECOVERY (USA) INC.

                           PHILIP SERVICES (PENNSYLVANIA), INC.

                           PHILIP METALS (NEW YORK), INC.

                           PHILIP ST, INC.

                           PHILIP CHEMISOLV HOLDINGS, INC.

                           PHILIP CHEMI-SOLV, INC.

                           DM ACQUISITION CORPORATION

                           DELTA MAINTENANCE, INC.

                           PHILIP REFRACTORY & CORROSION CORPORATION

                           HARTNEY CORPORATION

                           PHILIP REFRACTORY SERVICES, INC.

                           TOTAL REFRACTORY SYSTEMS, INC.

                           PHILIP REFRACTORY & CORROSION SERVICES, INC.

                           UNITED INDUSTRIAL MATERIALS, INC.

                           INDUSTRIAL SERVICES TECHNOLOGIES, INC.

                           ADVANCED ENVIRONMENTAL SYSTEMS, INC.

                           ADVANCED ENERGY CORPORATION

                           INTERNATIONAL CATALYST, INC.

                           IST HOLDING CORP.

                           CHEM-FAB, INC.

                           PIPING HOLDINGS CORP.

                           PIPING COMPANIES, INC.

                           PIPING MECHANICAL CORPORATION

                           HYDRO-ENGINEERING & SERVICE, INC.

                           MAC-TECH, INC.

                           SERV-TECH DE MEXICO S DE R.L. DE C.V.

                           SERV-TECH MEXICANA S DE R.L. DE C.V.

                           PETROCHEM FIELD SERVICES DE VENEZUELA

                           PHILIP ENTERPRISE SERVICE CORPORATION

                           PHILIP MECHANICAL SERVICES OF LOUISIANA, INC.

                           PHILIP ST PIPING, INC.

                           PHILIP TECHNICAL SERVICES, INC.

                           PHILIP/SECO INDUSTRIES, INC.

                           TIPCO ACQUISITION CORP.

                           PRS HOLDING, INC.

                           PHILIP PETRO RECOVERY SYSTEMS, INC.

                           SERV-TECH EPC, INC.

                           SERV-TECH CONSTRUCTION AND MAINTENANCE, INC.

                           SERV-TECH ENGINEERS, INC.

                           PHILIP F.C. SCHAFFER, INC.

                           SERV-TECH INTERNATIONAL SALES, INC.

                           SERV-TECH OF NEW MEXICO, INC.

                           SERV-TECH SERVICES, INC.

                           SERV-TECH SUDAMERICANA S.A.

                           SERVTECH CANADA, INC.

                           ST DELTA CANADA, INC.

                           TERMINAL TECHNOLOGIES, INC.

                           RMF GLOBAL, INC.

                           RMF INDUSTRIAL CONTRACTING, INC.

                           RMF ENVIRONMENTAL, INC.

                           PHILIP METALS (USA), INC.

                           ARC DUST PROCESSING (BARBADOS) LIMITED

                           PHENCORP INTERNATIONAL FINANCE INC.

                           PHENCORP INTERNATIONAL B.V.

                           PHILIP SERVICES (NETHERLANDS) B.V.

                           PHILIP SERVICES (EUROPE) LIMITED

                           ALLIED METALS LIMITED

                           B.M. METALS (RECYCLING) LTD.

                           BATH RECLAMATION (AVONMOUTH) CO. LIMITED

                           BLACKBUSHE LIMITED

                           BLACKBUSHE METALS (WESTERN) LIMITED

                           ELLIOTT METAL COMPANY LIMITED

                           SOUTHERN HAULIERS LIMITED

                           T.C. FRASER (METALS) LIMITED

                           E. PEARSE (HOLDINGS) LIMITED

                           E. PEARSE & CO., LIMITED

                           C. PHILIPP & SONS (BRISTOL) LIMITED

                           MAYER PEARSE LIMITED

                           WIDSITE LIMITED

                           PHILIP METALS (EUROPE) LIMITED

                           PHENCORP REINSURANCE COMPANY INC.

                           PHILIP INTERNATIONAL DEVELOPMENT INC.

                           CECATUR HOLDINGS

                           PHILIP SERVICES (DELAWARE), L.L.C.

                           CHEMISOLV LIMITED

                           and all other Guarantor Subsidiaries (if any)

                           in each case by:



                           Colin Soule
                           Authorized Signatory

                                    EXHIBIT A

                   ALLOCATION OF REDUCTION IN LIMIT OF CREDIT



                                                                       EXHIBIT A

                             PHILIP SERVICES CORP.

                              REVISED COMMITMENTS

                                      TR 1           %            TR 2           %            TR 3           %           L/CS
                                  ------------     ------     ------------     ------     ------------     ------     -----------
ABN AMRO.....................     $ 22,052,504     11.01%
Banco Hispano................                                                             $  7,792,450      2.19%
Bank of America..............                                 $ 37,015,212      7.28%
Bank of Tokyo-Mes............                                 $ 32,902,410      6.45%
Bankers Trust................     $ 10,377,245      9.17%     $ 18,507,605      3.83%     $ 11,688,674      3.28%     $12,572,042
BNP 15/Goldman50.............     $ 36,754,480     18.35%     $ 12,338,404      2.42%
Banque Paribas...............                                                             $ 15,564,899      4.37%
CIBC.........................                                 $ 51,410,015     10.08%                                 $16,762,722
Chase/TCB....................     $ 16,528,520      8.28%                                 $  1,948,112      0.55%
Commenca Bank................                                                             $ 19,481,124      5.48%
Goldman Sachs................                                 $ 41,128,013      8.98%
CSFB.........................                                 $ 16,451,285      3.23%
DKB..........................     $  7,350,898      3.67%                                 $ 19,481,124      5.49%
Deutsche Bank................                                 $ 28,789,608      5.85%
Dresdner.....................     $ 14,377,245      9.17%     $  4,112,881      0.81%     $ 19,481,124      5.49%     $19,762,722
First Chicago NBD............                                 $ 37,015,212      7.26%
Fuji Bank....................     $ 18,377,245      9.17%                                 $  7,792,450      2.19%
Hibernia.....................                                                             $ 15,584,899      4.37%
IBJ..........................     $ 25,728,143     12.84%
Key Bank.....................                                                             $ 15,584,699      4.37%
Lloyds Bank Plc..............                                                             $ 27,273,574      7.65%
LTCB.........................                                                             $ 35,066,023      9.84%
Mellon Bank..................                                 $ 16,451,205      3.23%
Mutual Life..................     $ 18,377,245      9.17%
National Bank................                                 $ 20,564,007      4.00%
NationsBank..................                                                             $ 38,962,248     10.93%
PNC Bank.....................                                                             $ 38,962,248     10.93%
Royal Bk of Cda..............                                 $ 20,564,002      4.03%                                 $16,762,722
Ryl Bk of Scotland...........                                                             $ 15,584,899      4.37%
Sakura Bank..................                                 $ 24,676,808      4.84%
Sanwa Bank...................                                 $ 24,676,808      4.84%
Societe Generale.............                                 $ 41,128,013      8.00%
Sumitomo Bank................     $ 18,377,245      9.17%                                 $  7,782,450      2.19%
Sumitomo Trust...............                                                             $  3,886,225      1.09%
Summit.......................                                                             $ 15,594,028      4.37%
The BNS......................                                 $ 41,128,013      8.08%
Toronto Dominion.............                                 $ 41,128,013      8.08%
Goldman Wasserstein..........                                                             $ 15,584,589      4.37%
U.S. Bank....................                                                             $  7,792,450      2.19%
Wachovia Bank................                                                             $ 15,584,890      4.37%
                                  ------------     ------     ------------     ------     ------------     ------     -----------
Total........................     $200,311,569       100%     $509,987,361       100%     $356,504,571       100%     $62,560,208

                                 %           OPER           %            TOTAL
                               ------     -----------     ------     --------------
ABN AMRO.....................                                        $   22,052,604
Banco Hispano................                                        $    7,792,450
Bank of America..............                                        $   37,015,212
Bank of Tokyo-Mes............                                        $   32,902,410
Bankers Trust................  20.00%                                $   61,145,567
BNP 15/Goldman50.............                                        $   40,082,894
Banque Paribas...............                                        $   15,484,899
CIBC.........................  26.67%                                $   68,172,738
Chase/TCB....................             $19,575,834     27.83%     $   38,053,567
Commenca Bank................             $21,716,488     30.80%     $   41,197,532
Goldman Sachs................                                        $   41,128,013
CSFB.........................                                        $   16,451,285
DKB..........................                                        $   26,032,022
Deutsche Bank................                                        $   28,789,608
Dresdner.....................  26.67%                                $    58,73,002
First Chicago NBD............                                        $   37,015,212
Fuji Bank....................                                        $   26,160,094
Hibernia.....................                                        $   15,584,899
IBJ..........................                                        $   25,728,143
Key Bank.....................                                        $   15,584,699
Lloyds Bank Plc..............                                        $   27,273,574
LTCB.........................                                        $   35,066,023
Mellon Bank..................                                        $   16,451,205
Mutual Life..................                                        $   18,377,245
National Bank................                                        $   20,564,007
NationsBank..................                                        $   38,962,248
PNC Bank.....................                                        $   38,962,248
Royal Bk of Cda..............  26.67%     $29,043,550     41.29%     $   66,370,278
Ryl Bk of Scotland...........                                        $   15,584,899
Sakura Bank..................                                        $   24,676,808
Sanwa Bank...................                                        $   24,676,808
Societe Generale.............                                        $   41,128,013
Sumitomo Bank................                                        $   26,169,054
Sumitomo Trust...............                                        $    3,886,225
Summit.......................                                        $   15,594,028
The BNS......................                                        $   41,128,013
Toronto Dominion.............                                        $   41,128,013
Goldman Wasserstein..........                                        $   15,584,589
U.S. Bank....................                                        $    7,792,450
Wachovia Bank................                                        $   15,584,890
                               ------     -----------     ------     --------------
Total........................    100%     $70,335,892       100%     $1,200,000,000

                                    EXHIBIT B

=============================================================  =============================================================
                    RELEASED AMOUNTS                                                RELEASE DATES
=============================================================  =============================================================
U.S. $10,000,000 to cash collateralize  letters of credit      Immediately on meeting conditions precedent
issued outside of Credit Agreement
-------------------------------------------------------------  -------------------------------------------------------------
U.S. $12,000,000, for additional short term working capital    Immediately on meeting conditions precedent
requirements
-------------------------------------------------------------  -------------------------------------------------------------
U.S. $5,000,000 to cash collateralize  letters of credit       June 30, 1998
issued outside of Credit Agreement
-------------------------------------------------------------  -------------------------------------------------------------
U.S. $8,000,000 for additional short term working capital      July 2, 1998
requirements
-------------------------------------------------------------  -------------------------------------------------------------
U.S. $5,000,000 to cash collateralize  letters of credit       July 22, 1998
issued outside of Credit Agreement
-------------------------------------------------------------  -------------------------------------------------------------
U.S. $20,000,000 for additional short term working capital     July 22, 1998
requirements
============================================================== =============================================================